EXHIBIT 10.6(d)

                                                         Contract No. 35009















                        FIRM TRANSPORTATION SERVICE AGREEMENT

                                  RATE SCHEDULE TF-2

                                       between

                           COLORADO INTERSTATE GAS COMPANY

                                         and

                                 GREELEY GAS COMPANY


               DATED: October 1, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000, et al., whichever is later.






                                       TABLE OF CONTENTS


          Article                                                 Page No.

            I  QUANTITIES OF GAS TO BE TRANSPORTED  . . . . . . . . .   1

           II  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY   . . . .   2

          III  APPLICABLE RATE SCHEDULE, INCORPORATION BY REFERENCE     2

           IV  TERM   . . . . . . . . . . . . . . . . . . . . . . . .   3

            V  CANCELLATION OF PRIOR CONTRACTS  . . . . . . . . . . .   3

           VI  OTHER OPERATING PROVISIONS   . . . . . . . . . . . . .   4

          VII  MODIFICATIONS  . . . . . . . . . . . . . . . . . . . .   5

         VIII  NOTICES  . . . . . . . . . . . . . . . . . . . . . . .   5


                                     EXHIBIT "A"

                                     EXHIBIT "B"




































                        FIRM TRANSPORTATION SERVICE AGREEMENT
                                  RATE SCHEDULE TF-2


                 THIS AGREEMENT is made and entered into as of this 1st Day of October, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000,

          et al., whichever is later, by and between COLORADO INTERSTATE

          GAS COMPANY, hereinafter called "Transporter," and GREELEY GAS

          COMPANY, hereinafter called "Shipper."

                 In consideration of the mutual promises hereinafter

          contained, Shipper and Transporter agree as follows:


                                      ARTICLE I
                         QUANTITIES OF GAS TO BE TRANSPORTED

                 1.1 Maximum Delivery Quantity.  Shipper's Maximum Delivery

          Quantity is 1,408 Dth per Day.

                 1.2 Transportation Service.  Transportation Service at and

          between Primary Point(s) of Receipt and Primary Point(s) of

          Delivery shall be on a firm basis.  Service involving and at

          Secondary Point(s) of Receipt and Delivery shall be scheduled,

          subject to capacity availability, following all firm

          transportation services between Primary Point(s) of Receipt and

          Delivery and ahead of any interruptible Transportation Service at such point(s).

                 1.3 Authorized Overrun Quantity.  On any Day upon request

          of Shipper and with Transporter's consent, Shipper may Tender and

          Transporter may accept for transportation quantities of gas in excess of Shipper's Maximum Delivery Quantity or Shipper's Point

          of Receipt or Delivery Quantities at each Point of Receipt or

          Delivery.






                                      ARTICLE II
                     POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

                 2.1 Receipt.  Transporter agrees to accept Receipt

          Quantities at the Primary Point(s) of Receipt identified in

          Exhibit "A," which is incorporated herein by reference.

                 2.2 Delivery.  Transporter agrees to transport and Deliver

          Delivery Quantities to Shipper (or for Shipper's account) at the

          Primary Point(s) of Delivery identified in Exhibit "A."

                 2.3 Secondary Point(s) of Receipt and Delivery.  Receipt

          and Delivery of quantities at Secondary Point(s) of Receipt and/or Secondary Point(s) of Delivery will be scheduled and allocated capacity pursuant to Article 5 of the General Terms and

          Conditions of this Tariff.  Shipper shall be entitled to receive service at Secondary Point(s) of Receipt and Delivery by

          nominating for service at such locations.  When nominating for service at Secondary Point(s), Shipper shall designate the capacity being shifted from Primary Point(s) for service at the

          Secondary Point(s).


                                     ARTICLE III
                 APPLICABLE RATE SCHEDULE, INCORPORATION BY REFERENCE

                 3.1 Rate Schedule.  Each Month, Shipper shall pay

          Transporter for Transportation Service provided hereunder at the rates and surcharges set forth on Exhibit "B," which is

          incorporated herein by reference, for the Term of Rate provided therein.  Once the Term of Rate has expired, payment shall be at the maximum rates and surcharges set forth on the Schedule of

          Rates Sheets unless otherwise agreed.










                 3.2 Incorporation by Reference.  This Agreement in all

          respects shall be subject to Rate Schedule TF-2 and the General

          Terms and Conditions of Transporter's FERC Gas Tariff (Tariff)

          filed with, and made effective by, the FERC (as they may be amended pursuant to Article VII of this Agreement), all of which are by reference made a part hereof.

                 3.3 Changes in Rates and Terms.  Transporter shall have

          the right to propose to the FERC changes in its rates and terms of service, and this Agreement shall be deemed to include any changes which are made effective pursuant to FERC Order or regulation or provisions of law, without prejudice to Shipper's right to protest the same.


                                      ARTICLE IV
                                         TERM

                 4.1 Effective Date.  This Agreement shall become effective on October 1, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000,

          et al., whichever is later.

                 4.2 Termination Date.  This Agreement shall continue in

          full force and effect for a term extending through September 30,

          1996.

                 4.3 Termination Obligations.  Termination of this

          Agreement shall not relieve Transporter and Shipper of the obligation to correct any quantity imbalances, or relieve Shipper of the obligation to pay money due to Transporter.  All

          warranties and indemnities shall survive the termination of this

          Agreement.









                                      ARTICLE V
                           CANCELLATION OF PRIOR CONTRACTS

                 5.1 Cancellation of Prior Contracts.  When this Agreement

          becomes effective, it shall only supersede and cancel the

          following contract(s) between the Parties:  None.


                                      ARTICLE VI
                              OTHER OPERATING PROVISIONS

                 6.1 Shippers under this Rate Schedule TF-2 shall be

          subject to the Joint Monthly Operating Plan, Operational Flow

          Orders, and Configuration Flow Orders as provided in Article 7 of the General Terms and Conditions of the Tariff.

                 6.2 First of the Month Nominations.  At least four

          Business Days, or, for Shippers using Transporter's electronic bulletin board, two Business Days, before the first Day of each

          Month, Shipper shall provide Transporter with a schedule (in writing or by Electronic Transmission) showing the daily

          quantities to be Tendered to Transporter during the first four

          Days of the Month at each Point of Receipt including the

          producing area (including county and state) of the gas to be

          Tendered and an allocation of such quantity at each Point of

          Delivery.  Nominations shall be addressed as set forth in

          Article VIII of this Agreement.

                 6.3 Daily Nominations.  Unless otherwise agreed, Shipper

          shall submit daily written nominations to Transporter 27 hours prior to the beginning of the Day of Delivery (e.g., nominations shall be made by 10:00 a.m., Central Standard Time, on Monday for gas to be Tendered beginning at 1:00 p.m., Central Standard Time,

          on Tuesday).  For each Agreement, Shipper shall nominate in








          writing or by Electronic Transmission the quantity which Shipper intends to Tender at the Point(s) of Receipt and to receive at the Point(s) of Delivery, including an allocation of Point of

          Receipt Quantities to each Point of Delivery in the event of multiple Delivery Points.

                     Transporter shall attempt to verify all nominations

          and confirm service to Shipper no later than four hours prior to the Day for which the nominations are to be effective.

                     Transporter is not responsible for assuring that the

          nominated quantities are actually Tendered to Transporter at the

          Point(s) of Receipt.

                     All service performed under this Agreement shall be

          performed pursuant to 18 CFR 284.221 authority, unless Shipper elects service to be performed pursuant to Transporter's

          18 CFR 284.101 (Section 311) authority.  In that event,

          Transporter shall only accept, and Shipper shall only make,

          nominations for service to be performed pursuant to

          18 CFR 284.101 (Section 311) in accordance with the regulations governing the provisions of such service, and after Transporter has received an "on behalf of" letter acceptable to Transporter.

                 6.4 Estimates.  For planning purposes, Transporter may,

          from time to time, request estimates of Shipper's annual

          quantity, average daily quantity, or peak Day quantity.  In the event that such a request is made, Shipper shall reply in writing within 45 Days of the request.

                 6.5 Planning Information.  Transporter may request other

          planning information as needed from time to time and Shipper shall comply with all reasonable requests.







                                     ARTICLE VII
                                    MODIFICATIONS

                 7.1 Modifications.  Certain provisions of the General

          Terms and Conditions and/or Rate Schedule TF-2 are to be modified for the purpose of this Agreement, as specified below:  None.


                                     ARTICLE VIII
                                        NOTICES

                 8.1 Notices, Statements, and Bills.  Any notice,

          statement, or bill provided for in this Agreement shall be in writing and shall be considered as having been given if hand carried, telecopied, or mailed by United States mail, postage prepaid, to the following addresses, respectively:

                     To Shipper:

                         Invoices for Transportation:
                             Greeley Gas Company
                             1301 Pennsylvania Street, Suite 800
                             Denver, Colorado   80203-5015
                             Attention:  Bill Warburton

                         All Notices:
                             Greeley Gas Company
                             1301 Pennsylvania Street, Suite 800
                             Denver, Colorado   80203-5015
                             Attention:  Bill Warburton

                     To Transporter:

                         Payments for Transportation:
                             Colorado Interstate Gas Company
                             Department 208
                             Denver, Colorado   80291

                         All Notices:
                             Colorado Interstate Gas Company
                             P. O. Box 1087
                             Colorado Springs, Colorado   80944
                             Telecopy No. (719) 520-4810
                             Attention:  Transportation & Exchange
                             Department











                         All Nominations:
                             Colorado Interstate Gas Company
                             Colorado Springs, Colorado   80944
                             Telecopy No. (719) 520-4411
                             Attention:  Volume Management, Transmission

                 8.2 Agents.  Shipper must provide written notice to

          Transporter of the name, and any other pertinent information, of another person ("Agent") that has agency authority to act for

          Shipper in connection with (1) the Joint Monthly Operating Plan as discussed in Article 7 of the General Terms and Conditions of

          the Tariff, (2) operation of pipelines, facilities, and wells in connection with this Agreement, (3) Operational Flow Orders and

          Configuration Flow Orders as discussed in Article 7 of the

          General Terms and Conditions of the Tariff, and/or (4) other matters covered by this Agreement.  If the Agent has the

          authority in (2) and (3), above, operating notices shall be served upon the Agent alone.  The Shipper remains bound by its obligations under the Tariff, and commitments made by the Agent on behalf of the Shipper are binding on the Shipper as if made by the Shipper.  The Shipper must provide prompt written notice of the termination of the agency.

                 IN WITNESS WHEREOF, the Parties have executed this

          Agreement.

                                           COLORADO INTERSTATE GAS COMPANY
                                                    (Transporter)



                                           By /s/ S. W. Zuckweiler
                                              -----------------------------
                                                  S. W. Zuckweiler
                                                  Vice President











                                           GREELEY GAS COMPANY
                                                (Shipper)


          Attest:
                                           By  /s/Richard W. Remley
                                              -----------------------------
          By /s/ W. F. Warburton                  Richard W. Remley
             --------------------------       -----------------------------
             Title:                             (Print or type name)
             Director Gas Supply                Senior Vice President
                                              -----------------------------
                                                (Print or type title)












































                                     EXHIBIT "A"

                                          to

                        FIRM TRANSPORTATION SERVICE AGREEMENT

                                       between

                    COLORADO INTERSTATE GAS COMPANY (Transporter)

                                         and

                            GREELEY GAS COMPANY (Shipper)


          DATED: October 1, 1993, or the date in which CIG commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000, et al., whichever is later.


          1.  Shipper's Maximum Delivery Quantity:  1,408 Dth per Day (Note
          3).


                                               Point of           Maximum
                                           Receipt Quantity       Receipt
          Primary Point(s) of Receipt        (Dth per Day)       Pressure
                   (Note 1)                    (Note 2)          p.s.i.g.

          Lakin Master Meter                     1,408                900


                                                  Point of         Maximum
                                             Delivery Quantity    Delivery
          Primary Point(s) of Delivery         (Dth per Day)      Pressure
                    (Note 1)                      (Note 4)        p.s.i.g.

          Canon City Group (Note 5)

          Canon City                        1,112 (Note 7)      (Note 9)
          Colorado State Penitentiary         591 (Note 7)         100
          Florence City Gate                1,112 (Note 7)          60
          Penrose City Gate                   394 (Note 7)          60
          Penrose South                        74 (Note 7)    Line Pressure
          Portland City Gate                1,112 (Note 7)         100
          Pritchett City Gate                 295 (Note 7)         150
          Fremont County Industrial Park      148 (Note 7)    Line Pressure
          The Piggery                          15 (Note 7)    Line Pressure
          Engineer's Station 476+78            15 (Note 7)    Line Pressure
          Penrose PBS-2                       295 (Note 7)    Line Pressure

                                     EXHIBIT "A"

                                                  Point of         Maximum
                                             Delivery Quantity    Delivery
          Primary Point(s) of Delivery         (Dth per Day)      Pressure
                    (Note 1)                      (Note 4)        p.s.i.g.

          Eads Group (Note 6)

          Eads City Gate                       113 (Note 7)          60
          Brandon Station                      113 (Note 7)         350
          L. J. Stafford                       113 (Note 7)        Line
          Pressure

          Springfield                           183 (Note 8)       Line
          Pressure



          NOTES:  (1)  Information regarding Points of Receipt and Points of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

                  (2) Point of Receipt Quantities may be increased by an amount equal to Transporter's effective fuel reimbursement.

                  (3) In Docket No. RP93-99, CIG's conversion to a thermal tariff is subject to review as to methodology, factors, or any other issue involved in the transition from a volumetric basis to a thermal basis. Should such review result in a change in the basis upon which the thermal quantities used in this service agreement were determined, such thermal quantities shall be adjusted as required.

                  (4) The sum of the Primary Point of Delivery Quantities shall be equal to or less than Shipper's MDQ.

                  (5) Transporter's obligation to make deliveries at all Primary Points of Delivery included in the Canon City Group shall be limited in the aggregate to 1,112 Dth per Day.

                  (6) Transporter's obligation to make deliveries at all Primary Points of Delivery included in the Eads Group shall be limited in the aggregate to 113 Dth per Day.

                                     EXHIBIT "A"


          NOTES:  (7)  Transporter's obligation to make deliveries at this
                       Point of Delivery under this Agreement and all other Firm Service Agreements shall be limited in the aggregate to the following volumes, or the meter capacity, whichever is less.

                               Canon City                    11,855
                               Colorado State Penitentiary      591
                               Florence City Gate             2,265
                               Penrose City Gate                394
                               Penrose South                     74
                               Portland City Gate             3,073
                               Pritchett City Gate              295
                               Fremont County Industrial Park   148
                               The Piggery                       15
                               Engineer's Station 476+78         15
                               Penrose PBS-2                    295
                               Eads City Gate                   884
                               Brandon Station                  832
                               L. J. Stafford                   156

                  (8) Transporter's obligation to make deliveries to this Point of Delivery shall be limited to 183 Dth per Day. Further, Transporter's obligation to make deliveries at this Point under this Agreement and all other Firm Service Agreements shall be limited to 3,120 or the meter capacity, whichever is less.

                  (9)  Line pressure but not less than 100 p.s.i.g.





                                                                Page 1 of 2



                                     EXHIBIT "B"

                                          to

                        FIRM TRANSPORTATION SERVICE AGREEMENT

                                       between

                    COLORADO INTERSTATE GAS COMPANY (Transporter)

                                         and

                            GREELEY GAS COMPANY (Shipper)


             DATED: October 1, 1993, or the date in which Transporter commences service pursuant to its Compliance Tariff filed in Docket No. RS92-4-000, et al., whichever is later.



Primary  Primary  R1 Res-  Commod-                 Fuel     Hourly
Point of Point of ervation   ity                 Reimburse-  Flex-     Sur-
Receipt  Delivery   Rate     Rate   Term of Rate   ment     ibility   charges
- -------- -------- -------- -------  ------------ ---------- -------   -------
  All      All    (Note 1) (Note 1)    Through    (Note 2)  (Note 1)  (Note 3)
                                       9/30/96


Secondary Secondary  R1 Res- Commod-             Fuel      Hourly
Point of  Point of  ervation  ity     Term of  Reimburse-   Flex-      Sur-
Receipt   Delivery    Rate    Rate     Rate       ment     ibility   charges
- --------- --------- -------- -------  -------  ----------  -------   -------
   All       All    (Note 1) (Note 1) Through   (Note 2)   (Note 1)  (Note 3)
                                      9/30/96



                 NOTES:  (1) The rates for service hereunder shall be
                      Transporter's maximum rates for service under Rate Schedules TF-2 and HFS-1, if applicable, or other superseding Rate Schedules, as such rates may be changed from time to time. Transporter shall apply the HFS-1 rate to Shipper's MDQ (1,408 Dth) unless Shipper notifies Transporter in writing that Shipper does not elect this service.

                  (2) Fuel usage and lost and unaccounted-for deductions
                      shall be as stated on Transporter's Schedule of Surcharges and Fees in the Tariff, as they may be changed from time to time, unless otherwise agreed between the Parties.

                                     EXHIBIT "B"


          NOTES:  (3) Applicable Surcharges:

                  All applicable surcharges, unless otherwise specified, shall be the maximum surcharge rate as stated in the Schedule of Surcharges and Fees in the Tariff, as such surcharges may be changed from time to time.

                  Gas Quality Control:
                      The Gas Quality Control Surcharge shall be assessed pursuant to Article 20 of the General Terms and Conditions as set forth in the Tariff.

                  GRI:
                      The GRI Surcharge shall be assessed pursuant to
                      Article 18 of the General Terms and Conditions, both as set forth in the Tariff.

                  Gas Supply Transition:
                      The Gas Supply Transition Surcharge shall be assessed pursuant to Article 21 of the General Terms and Conditions as set forth in the Tariff.

                  ACA:
                      Transporter's applicable ACA Surcharge shall be added to all discounted rates except that in no event shall the discounted rate plus the ACA Surcharge exceed Transporter's maximum rate as stated in the Schedule of Rates in the Tariff.





                                                     Contract No. 35009000A
















                                      AMENDMENT

                               DATED:  November 1, 1993

                                          to

                        FIRM TRANSPORTATION SERVICE AGREEMENT

                                  RATE SCHEDULE TF-2

                               DATED:  October 1, 1993

                                       between

                           COLORADO INTERSTATE GAS COMPANY

                                         and

                                 GREELEY GAS COMPANY





                                     AMENDMENT TO
                        FIRM TRANSPORTATION SERVICE AGREEMENT
                                  RATE SCHEDULE TF-2


                 THIS AGREEMENT, made and entered into this 1st Day of

          November, 1993, by and between COLORADO INTERSTATE GAS COMPANY,

          hereinafter referred to as "Transporter," and GREELEY GAS

          COMPANY, hereinafter referred to as "Shipper."

                 WHEREAS, Transporter and Shipper entered into a

          Transportation Service Agreement ("Agreement") dated October 1,

          1993, providing for the transportation by Transporter for Shipper pursuant to 18 CFR 284.221 authority; and

                 WHEREAS, Transporter and Shipper desire to amend the

          Agreement effective November 1, 1993, to revise the Primary

          Points of Delivery as stated in Exhibit "A" to the Agreement;

                 NOW, THEREFORE, in consideration of the premises and the

          mutual covenants hereinafter contained, Transporter and Shipper agree to amend the Agreement as follows:

                 Effective November 1, 1993, Exhibit "A" shall be deleted

          in its entirety and the attached Exhibit "A" shall be substituted therefor.

                 This Amendment shall be effective as of November 1, 1993,

          and except as herein amended, the Agreement shall in all respects remain in full force and effect.






                 IN WITNESS WHEREOF, the Parties have executed this

          Amendment.

                                           COLORADO INTERSTATE GAS COMPANY
                                                    (Transporter)



                                           By  /s/ D. J. Zinko
                                              -----------------------------
                                                  D. J. Zinko
                                                  Senior Vice President



                                           GREELEY GAS COMPANY
                                                (Shipper)


          ATTEST:
                                           By  /s/ Gary L. Schlessman
                                              -----------------------------
          By                                       Gary L. Schlessman
             -----------------------       --------------------------------
             Title:                               (Print or type name)

                                                   President
                                           --------------------------------
                                                (Print or type title)































                                                                Page 1 of 2



                                     EXHIBIT "A"

                                          to

                        FIRM TRANSPORTATION SERVICE AGREEMENT

                                       between

                    COLORADO INTERSTATE GAS COMPANY (Transporter)

                                         and

                            GREELEY GAS COMPANY (Shipper)

                          Agreement Dated:  October 1, 1993

                          Amendment Dated:  November 1, 1993


          1.  Shipper's Maximum Delivery Quantity:  1,408 Dth per Day (Note
          3).


                                               Point of           Maximum
                                           Receipt Quantity       Receipt
          Primary Point(s) of Receipt        (Dth per Day)       Pressure
                    (Note 1)                   (Note 2)          p.s.i.g.

          Lakin Master Meter                     1,408                900


                                                Point of
                                           Delivery Quantity     Delivery
          Primary Point(s) of Delivery       (Dth per Day)       Pressure
                    (Note 1)                    (Note 4)         p.s.i.g.

          Canon City Group (Note 5)

          Canon City                         1,408 (Note 6)     (Note 7)
          Colorado State Penitentiary          591 (Note 6)        100
          Florence City Gate                 1,408 (Note 6)         60
          Penrose City Gate                    394 (Note 6)         60
          Penrose South                         74 (Note 6)   Line Pressure
          Portland City Gate                 1,408 (Note 6)        100
          Pritchett City Gate                  295 (Note 6)        150
          Fremont County Industrial Park       148 (Note 6)   Line Pressure
          The Piggery                           15 (Note 6)   Line Pressure
          Engineer's Station 476+78             15 (Note 6)   Line Pressure
          Penrose PBS-2                        295 (Note 6)   Line Pressure





                                                                Page 2 of 2



                                     EXHIBIT "A"


          NOTES:  (1) Information regarding Points of Receipt and Points of Delivery, including legal descriptions, measuring parties, and interconnecting parties, shall be posted on Transporter's electronic bulletin board. Transporter shall update such information from time to time to include additions, deletions, or any other revisions deemed appropriate by Transporter.

                  (2) Point of Receipt Quantities may be increased by an
                      amount equal to Transporter's effective fuel reimbursement.

                  (3) In Docket No. RP93-99, CIG's conversion to a thermal
                      tariff is subject to review as to methodology, factors, or any other issue involved in the transition from a volumetric basis to a thermal basis. Should such review result in a change in the basis upon which the thermal quantities used in this service agreement were determined, such thermal quantities shall be adjusted as required.

                  (4) The sum of the Primary Point of Delivery Quantities
                      shall be equal to or less than Shipper's MDQ.

                  (5) Transporter's obligation to make deliveries at all
                      Primary Points of Delivery included in the Canon City Group shall be limited in the aggregate to 1,408 Dth per Day.

                  (6) Transporter's obligation to make deliveries at this
                      Point of Delivery under this Agreement and all other Firm Service Agreements shall be limited in the aggregate to the following volumes, or the meter capacity, whichever is less.

                               Canon City                    11,855
                               Colorado State Penitentiary      591
                               Florence City Gate             2,265
                               Penrose City Gate                394
                               Penrose South                     74
                               Portland City Gate             3,073
                               Pritchett City Gate              295
                               Fremont County Industrial Park   148
                               The Piggery                       15
                               Engineer's Station 476+78         15
                               Penrose PBS-2                    295

                  (7)  Line pressure but not less than 100 p.s.i.g.